UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2017

Bravatek Solutions, Inc.
(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-1449574	32-0201472
(Commission File Number)	(IRS Employer Identification No.)

2028 E Ben White Blvd, Suite 240-2835, Austin, Texas	78741
(Address of Principal Executive Offices)	(Zip Code)

(866) 204-6703

(Registrant’s telephone number, including area code)

___________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

(a)(1) Previous independent registered public accounting firm:

Green & Company, CPAs:

(i)	On or about April 28, 2017, we received a proposal from Brooks (defined below) to audit our financial statements for the fiscal years ended March 31, 2017 and 2016. As a courtesy to Green & Company, CPAs (“Green”), we then provided Green the opportunity to match the Brooks proposal. On May 1, 2017, Green notified us that they were going to decline to do the work, and on May 15, 2017, we notified Green of their dismissal as our independent registered public accounting firm.

(ii)	Green has not issued a report on our financial statements for either of the past two fiscal years ending March 31, 2017, or March 31, 2016.

(iii)	Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

(iv)	Through our fiscal years ending March 31, 2017 and 2016, there have been no disagreements with Green on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Green would have caused them to make reference thereto in their report on the financial statements. Through the interim period from March 31, 2017, to May 15, 2017, there have been no disagreements with Green on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Green would have caused them to make reference thereto in their report on the financial statements.

(v)	We have authorized Green to respond fully to the inquiries of the successor accountant.

(vi)	During the years ended March 31, 2017, and the interim period through May 15, 2017, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

(vii)	We provided a copy of the foregoing disclosures to Green prior to the date of the filing of this report and requested that Green furnish us with a letter addressed to the U.S. Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(a)(2) New independent registered public accounting firm:

D. Brooks and Associates CPA’s, P.A.:

On May 15, 2017, we engaged D. Brooks and Associates CPA’s, P.A. (“Brooks”) of West Palm Beach, Florida, as our new independent registered public accounting firm. During the fiscal years ended March 31, 2017 and 2016, and prior to May 15, 2017 (the date of the new engagement), we had not consulted with Brooks regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)	The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Sadler concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

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Item 9.01. Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this report:

16.1	Letter from Green & Company, CPAs, dated May 16, 2017, regarding the change in certifying accountant (filed herewith)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAVATEK SOLUTIONS, INC.

Date: May 16, 2017	By:	/s/ Thomas A. Cellucci
Thomas A. Cellucci
Chief Executive Officer

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